Dated 3 September 2004
                                Kronos Titan GmbH
                             KRONOS Europe S.A./N.V.
                                 Kronos Titan AS
                                       and
                                   Titania AS
                                  as Borrowers

                                Kronos Titan GmbH
                             KRONOS Europe S.A./N.V.
                                       and
                                 Kronos Norge AS
                                  as Guarantors

                               Kronos Denmark aps
                              as security provider

                                      with

                          Deutsche Bank Luxembourg S.a.
                                 acting as Agent


   ---------------------------------------------------------------------------
                            FIRST amendment agreement
                                  relating to a
                               facility agreement
                               dated 25 June 2002
   ---------------------------------------------------------------------------

THIS FIRST AMENDMENT AGREEMENT is dated 3 September 2004 (the "Agreement") and is made between:

(1) Kronos Titan GmbH (formerly known as Kronos Titan GmbH & Co. oHG), a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of the Federal Republic of Germany, having its business address at Peschstrasse 5, 51373 Leverkusen, Federal Republic of Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Koln under HRB 48718 (the "German Borrower");

(2) Kronos Europe S.A./N.V., a Belgian company with its registered office at Langerbruggekaai 10, 9000 Ghent, Belgium, registered nationally under RPR 0449.103.862 (the "Belgian Borrower");

(3) Kronos Titan AS, a Norwegian company with registered office at Titangt. 1, 1630 Gamle Fredrikstad, Norway, registered under no. 948 616 491 (the "Norwegian Borrower 1");

(4) Titania AS, a Norwegian company with registered office at 4380 Hauge i Dalane, Norway, registered under no. 916 769 318 (the "Norwegian Borrower 2");

(5) Kronos Norge AS, a Norwegian company with registered office at Titangt. 1, 1630 Gamle Fredrikstad, Norway, registered under no. 816 769 132;

(6) Kronos Denmark ApS, a Danish company with registered office is at Hanne Nielsens Vej 10, 2840 Holte, Denmark, with registration number CVR. no. 24 24 27 81;

(7)  Deutsche Bank AG as mandated lead arranger;

(8)  THE LENDERS as specified on the signature page; and

(9) Deutsche Bank Luxembourg S.A. as agent for the Finance Parties (as defined in the Original Facility Agreement) (the "Agent") and as security agent for the Secured Parties (as defined in the Original Facility Agreement).

RECITALS:

(A) The Lenders made a facility available to the German Borrower, the Belgian Borrower, the Norwegian Borrower 1 and the Norwegian Borrower 2 pursuant to the terms and conditions under the Original Facility Agreement (as defined below).

(B) The Obligors that are parties to the Original Facility Agreement have requested that each of Kronos Denmark ApS and Kronos Norge AS shall become a borrower and Kronos Denmark ApS also shall become a guarantor under the Amended Facility Agreement.

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Agreement:

     "Amended Facility Agreement" means the Original Facility Agreement, as amended by this Agreement.

     "Effective Date" means the date on which the Agent confirms to the Lenders and the German Borrower in writing that it has received each of the documents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent.

     "Original Facility Agreement" means the EUR 80,000,000 multicurrency revolving facility agreement dated 25 June 2002 between, inter alia, Kronos Titan GmbH (formerly known as Kronos Titan GmbH & Co. oHG), Kronos Europe S.A./N.V. and others as borrowers, Kronos Titan GmbH (formerly known as Kronos Titan GmbH & Co. oHG), Kronos Europe S.A./N.V. and others as guarantors, Deutsche Bank AG as mandated lead arranger, Deutsche Bank Luxembourg S.A. as agent and security agent and others.

1.2 Unless a contrary indication appears, terms used in the Original Facility Agreement shall, when used in this Agreement have the same meaning as in the Original Facility Agreement.

1.3 Any reference in this Agreement to a "Clause" or a "sub-clause" shall, subject to any contrary indication, be construed as a reference to a clause or a sub-clause hereof.

2.   AMENDMENT

2.1  Borrower and Guarantor Accession

     (a) Kronos Norge AS hereby agrees with effect from the Effective Date to become a borrower under the Amended Facility Agreement and to be bound by the terms of the Amended Facility Agreement and the other Finance Documents as a Borrower.

     (b) Kronos Denmark ApS hereby agrees with effect from the Effective Date to become a borrower and a guarantor under the Amended Facility
          Agreement  and to be  bound  by the  terms  of  the  Amended  Facility
          Agreement and the other Finance Documents as a Borrower and a Guarantor.

     (c) The Lenders and all other parties hereto hereby expressly agree with effect from the Effective Date to the accession of Kronos Norge AS as a Borrower under the Amended Facility Agreement and Kronos Denmark ApS as a Borrower and Guarantor under the Amended Facility Agreement.

     (d) The parties hereto agree that as of the Effective Date any reference in the Original Facility Agreement to a Borrower or the Borrowers shall include a reference to Kronos Norge AS and Kronos Denmark ApS and any reference to a Guarantor or the Guarantors shall include a reference to Kronos Denmark ApS.

2.2 Further Amendments

     (a) As of the Effective Date, the definition of "Norwegian Borrowers" contained in Clause 1.1 of the Original Facility Agreement shall be amended as follows:

          "Norwegian Borrowers" means the Norwegian Borrower 1, the Norwegian Borrower 2 and Kronos Norge AS.

     (b) As of the Effective Date, the definition of "Permitted Obligor Loan" is amended by deleting all references to "or Kronos Denmark".

     (c) As of the Effective Date, the phrase "the two Norwegian Borrowers" contained in each of Clause 15.1(a), 15.2(b), 15.3 and 15.6 of the Original Facility Agreement shall be amended to read "the Norwegian Borrowers".

     (d)  As  of  the  Effective   Date,   the  first   sentence  of  Clause  22
          (Representations) of the Original Facility Agreement shall be amended to read as follows:

          "Each Obligor makes the representations and warranties set out in this Clause 22 as to itself and its Subsidiaries (in each case to the extent applicable) to each Finance Party on the date of this Agreement."

     (e) The parties hereto agree that as of the Effective Date and solely with respect to Kronos Denmark ApS the definition of "Original Financial Statements" shall be construed as a reference to the financial statements to be delivered by Kronos Denmark ApS pursuant to Schedule 1, paragraph 1(f) hereof.

     (f)  For  purposes  of  clarification,  the parties  hereto  agree that any reference to "the Norwegian Borrowers" or "the two Norwegian Borrowers" in Clauses 4(a)(i) and (4)(a)(ii) of Schedule 2 of the Original Facility Agreement shall solely denote a reference to the Norwegian Borrower 1 and the Norwegian Borrower 2.

     (g) As of the Effective Date, the form attached as part II of Schedule 10 (Form of Combining Schedule) is amended and replaced by the new as part II of Schedule 10 (Form of Combining Schedule) attached hereto.

2.3 Security Confirmation

     (a) The German Borrower hereby confirms that, deviating from Section 418 of the German Civil Code (Burgerliches Gesetzbuch), the Security Documents entered into by the German Borrower also shall secure the obligations of Kronos Norge AS, Kronos Denmark ApS and any of the other Obligors under the Amended Facility Agreement.

     (b) The Belgian Borrower hereby confirms that the Security Documents entered into by them also shall secure the obligations of Kronos Norge AS, Kronos Denmark ApS and any of the Obligors under the Amended Facility Agreement.

     (c) Kronos Denmark ApS hereby confirms that the Security Documents entered into by it also shall secure its obligations and the obligations of Kronos Norge AS and any of the Obligors under the Amended Facility Agreement

     (d) Each of the Norwegian Borrower 1 and the Norwegian Borrower 2 hereby confirms that the Security Documents entered into by them also shall secure the obligations of Kronos Norge AS under the Amended Facility Agreement, in each case to the extent as permitted under the Norwegian Companies Act 1997 Section 8-7.

3. REPRESENTATIONS

     As of the Effective Date, the Obligors and Kronos Denmark ApS make the representations set out in Clause 22 (Representations) (other than Clause 22.10) of the Original Facility Agreement as if each reference in those representations to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Amended Facility Agreement.

4. CONTINUITY AND FURTHER ASSURANCE

4.1  Continuing obligations

     The provisions of the Original Facility Agreement shall, save as amended in this Agreement, continue in full force and effect.

4.2 Further assurance

     Each of the Obligors and Kronos Denmark ApS shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.   FEES, COSTS AND EXPENSES

5.1  Transaction expenses

     Each of the Borrowers shall within three Business Days of demand, pay the Agent the amount of all reasonable out-of-pocket costs and expenses (including reasonable legal fees of outside counsel) reasonably incurred by the Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

5.2  Enforcement costs

     Each of the Borrowers shall, within three Business Days of demand, pay to each Secured Party and the Mandated Lead Arranger the amount of all reasonable out-of-pocket costs and expenses (including legal fees) reasonably incurred by that Secured Party or the Mandated Lead Arranger in connection with the enforcement of, or the preservation of any rights, powers and remedies under this Agreement.

5.3  Stamp taxes

     The Borrowers shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

6.   MISCELLANEOUS

6.1  Incorporation of terms

     The provisions of Clause 37 (Partial Invalidity), Clause 38 (Remedies and waivers), Clause 40 (Governing Law) and Clause 41.1 (Jurisdiction of German Courts) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.

6.2  Service of process

     Kronos Denmark ApS:

     (a) irrevocably appoints the German Borrower as its agent for service of process in relation to any proceedings before the German courts in connection with any Finance Document; and

     (b) agree that failure by a process agent to notify them of the process will not invalidate the proceedings concerned.

6.3  Designation as Finance Document

     The German Borrower and the Agent designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Original Facility Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                   SIGNATURES

The Borrowers

Kronos Titan GmbH

By:           /s/ Ulfert Fiand



Kronos Europe S.A./N.V.

By:           /s/ Erik Van der Auwera



Kronos Titan AS

By:           /s/ Terje Karlsen



Titania AS

By:           /s/ Terje Karlsen



Kronos Norge AS

By:           /s/ Terje Karlsen



Kronos Denmark ApS

By:           /s/ Volker Roth



The Guarantors

Kronos Titan GmbH

By:  /s/ Ulfert Fiand





Kronos Europe S.A./N.V.

By:           /s/ Erik Van der Auwera



Kronos Norge AS

By:           /s/ Terje Karlsen



Kronos Denmark ApS

By:           /s/ Volker Roth



The Mandated Lead Arranger

Deutsche Bank AG

By:           /s/ Inge Palzer



The Agent and Security Agent

Deutsche Bank Luxembourg S.A.

By:           /s/ Inge Palzer



The Lenders

Deutsche Bank Luxembourg S.A.

By:           /s/ Inge Palzer



Commerzbank Aktiengesellschaft, Filiale Koln

By:           /s/ Inge Palzer



Den norske Bank ASA, Filiale Deutschland

By:           /s/ Inge Palzer



Dexia Bank Belgium N.V./S.A.

By:           /s/ Inge Palzer



KBC Bank N.V.

By:           /s/ Inge Palzer



Dresdner Bank AG in Koln

By:           /s/ Inge Palzer

                                   SCHEDULE 1

                              CONDITIONS PRECEDENT

1.   Obligors

     (a)  A copy of the constitutional documents of each Obligor.

     (b) A copy of a resolution of the board of directors of the Belgian Borrower, the Norwegian Borrower 1, the Norwegian Borrower 2, Kronos Norge AS and Kronos Denmark ApS:

          (i) approving the terms of, and the transactions contemplated by, this Agreement and resolving that it executes this Agreement;

          (ii) authorising a specified person or persons to execute this Agreement on its behalf; and

          (iii)authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

     (c) A copy of a resolution signed by all the holders of the issued shares in the German Borrower, approving the terms of, and the transactions contemplated by, this Agreement.

     (d) A specimen of the signature of each person authorised to sign this Agreement.

     (e) With respect to Kronos Norge AS and Kronos Denmark ApS, a certificate validly signed confirming that borrowing and/or guaranteeing the Total Commitments would not cause any borrowing limit binding on it to be exceeded.

     (f) A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this
          Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

     (g) The latest audited financial statements of Kronos Denmark ApS as of 31 December 2003 prepared in accordance with Applicable GAAP.

2.   Legal Opinions

     (a)  A legal opinion of Clifford Chance  Partnerschaftsgesellschaft,  legal
          advisers  to  the  Agent  in  Germany,   substantially   in  the  form
          distributed to the Lenders prior to signing this Agreement.

     (b) A legal opinion of Clifford Chance, legal advisers to the Agent in Belgium, substantially in the form distributed to the Lenders prior to signing this Agreement.

     (c) A legal opinion of Bugge, Arentz-Hansen & Rasmussen, legal advisers to the Agent in Norway, substantially in the form distributed to the Lenders prior to signing this Agreement.

     (d) A legal opinion of Gorissen Federspiel Kierkegaard, legal advisers to the Agent in Denmark, substantially in the form distributed to the Lenders prior to signing this Agreement.

     (b) A legal opinion of Clifford Chance Rogers & Wells, legal advisers to the Agent in the United States of America, substantially in the form distributed to the Lenders prior to signing this Agreement.

3.   Other documents and evidence

     A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

                                   SCHEDULE 10

                           FORM OF COMBINING SCHEDULE

                                     PART II



The Form Of Combining Schedule consists of a combining balance sheet, combining statement of income and combining statement of cash flows.

The columns of the  combining  schedule are labeled as (i) KEU,  (ii) Kronos BV,
(iii) Belgium Elims, (iv) Kronos Belgium subtotal, (v) KNAS, (vi) Kronos Titan A/S, (vii) Titania A/S, (viii) JFJ, (ix) Norway Elims, (x) Kronos Norway subtotal, (xi) Kronos Titan Gmbh, (xii) KDK, (xiii) Elims, (xiv) Subtotal Bank Borrowers, (xv) KUK, (xvi) SIT, (xvii) KII Parent, (xix) Elims and (xx) KII Consolidated. The rows for the combining balance sheet, combining statement of income and combining statement of cash flows are the same captions as presented in KII's consolidated financial statements sent to the Bank Group on a quarterly basis.